UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16133	06-1245881
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 FIFTH AVENUE, 23RD FLOOR NEW YORK, NEW YORK	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 21, 2009, Delcath Systems, Inc. (the “Company”) issued a press release announcing that its pivotal Phase III Metastatic Melanoma Trial has met its goal of 92 patients and is fully enrolled.

A copy of the press release, dated October 21, 2009,  is attached as Exhibit 99.1 to this Current Report on Form 8-K amd is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.	The following exhibits are filed with this report on Form 8-K:

Exhibit Number 99.1	Description of Exhibit Press Release of Delcath Systems, Inc. dated October 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2009

DELCATH SYSTEMS, INC. By: /s/ Eamonn Hobbs
Name: Eamonn Hobbs Title: Chief Executive Officer